UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2012

Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5

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(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

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(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

Bank of America, National Association

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(Exact names of sponsors as specified in their charters)

Delaware	333-167764-03	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On July 30, 2012, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2012 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as custodian, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent, of Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 Commercial Mortgage Pass-Through Certificates, Series 2012-C5 (the “Certificates”). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated July 13, 2012, between the Registrant and the Underwriters.

On July 30, 2012, the Class X-A, Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated July 13, 2012, between the Registrant and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, a common law trust fund formed on July 30, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are seventy-two (72) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-eight (98) multifamily and commercial properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC and Bank of America, National Association.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated July 30, 2012.

8.1	Tax Opinion of Sidley Austin LLP, dated July 30, 2012 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ James Chung

Name: James Chung

Title: Vice President

Date: July 30, 2012

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated July 30, 2012.

8.1	Tax Opinion of Sidley Austin LLP, dated July 30, 2012 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).